UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 24, 2007


                           ADVANCE TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                        0-27175                 95-4755369
________________________________________________________________________________
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                              15 N. Longspur Drive
                            The Woodlands, TX, 77380
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (310) 213-2143
               __________________________________________________
               Registrant's telephone number, including area code


          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
________________________________________________________________________________

ITEM 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 24, 2007 Advance Technologies, Inc. entered into a Share Purchase and Merger Agreement with American SXAN Biotech, Inc., Huakang Zhou, Gary Ball and Wendy Ball. The agreement contemplates that at a closing to occur after satisfaction of certain conditions precedent, Advance Technologies, Inc. will purchase all of the outstanding shares of capital stock of American SXAN Biotech, Inc. American SXAN Biotech, Inc. is a recently organized corporation that owns all of the registered capital of Tieli XiaoXingAnling Forest Frog Breeding Co., Ltd. ("TXFF"), a corporation organized under the laws of The People's Republic of China that is engaged in the business of manufacturing and marketing wines and tonics derived from forest frogs.

The agreement contemplates that at the closing Huakang Zhou, who is an affiliate of American SXAN Biotech, Inc., will purchase 57,143,302 shares of Advance Technologies common stock for $325,000. At the same time, Advance Technologies will acquire American SXAN Biotech by issuing 100,000 shares of Series B Preferred Stock that will be convertible into 900,000,000 shares of common stock when additional shares are authorized.

The agreement further contemplates that at the same closing, all of the current assets and liabilities of Advance Technologies plus the $325,000 received from Mr. Zhou will be assigned to a wholly-owned subsidiary that will be managed after the closing by Gary Ball, the current CEO of Advance Technologies. At a future date, after approval of a prospectus by the Securities and Exchange Commission, the stock of the subsidiary will be distributed to the common stock holders of Advance Technologies.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

  10.1       Share Purchase and Merger Agreement dated May 24, 2007.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 29, 2007                              ADVANCE TECHNOLOGIES, INC.



                                                  By: /s/ GARY E. BALL
                                                          ______________________
                                                          Gary E. Ball
                                                          President and Director